Exhibit 99.3

WSRH INDIAN WELLS MEZZ, LLC

(A Delaware Limited Liability Company)

Consolidated Balance Sheet

(unaudited)

Assets
September 30, 2007
Current assets:
Cash and cash equivalents	$3,465,644
Cash held by hotel manager	1,245,932
Restricted cash	3,377,476
Accounts receivable, net of allowance for doubtful accounts of $49,906	2,185,507
Inventories	357,354
Prepaid expenses	516,645
Total current assets	11,148,558

Investment in hotel property:
Land	14,318,621
Building and improvements	51,675,633
Furniture, fixtures, and equipment	13,497,820
79,492,074
Less accumulated depreciation	(7,887,926)
Total investment in hotel property, net of accumulated depreciation	71,604,148

Other assets	5,177

Deferred financing costs, net of accumulated amortization	656,129

Total assets	$83,414,012

Liabilities and Members’ Equity

Current liabilities:
Accrued interest payable	$540,113
Accounts payable and accrued expenses	2,909,805
Accrued real estate taxes	200,974
Advance deposits	658,598
Total current liabilities	4,309,490

Notes payable	87,975,000

Total liabilities	92,284,490

Commitments and contingencies

Members’ deficit	(8,870,478)

Total liabilities and members’ equity	$83,414,012

See accompanying notes to consolidated financial statements.

WSRH INDIAN WELLS MEZZ, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Operations

(unaudited)

	For the Nine Months Ended September 30,
Department revenues:	2007	2006
Rooms	$19,649,266	$19,131,628
Food and beverage	16,757,138	16,428,865
Telephone	247,888	214,013
Other	2,915,942	2,233,397
Total department revenues	39,570,234	38,007,903
Department expenses:
Rooms	4,616,134	4,580,310
Food and beverage	13,912,882	13,364,221
Telephone	425,875	479,449
Other	1,684,770	1,463,363
Total department expenses	20,639,661	19,887,343
Operating expenses:
Sales and marketing	3,274,635	3,085,428
General and administrative	3,326,719	3,082,383
Utilities	2,013,864	1,911,582
Repairs and maintenance	2,043,396	1,916,932
Insurance and claims expense	726,059	953,277
Management fee	1,262,107	1,215,237
Real estate taxes	449,921	650,673
Depreciation	3,467,126	2,244,919
Training and relocation	105,230	123,580
Other	244,665	121,561
Total operating expenses	16,913,722	15,305,572
Operating income	2,016,851	2,814,988
Other expenses:
Interest expense	4,159,377	3,140,416
Amortization of deferred financing costs	291,453	46,790
Total other expenses	4,450,830	3,187,206
Net loss	$(2,433,979)	$(372,218)

See accompanying notes to consolidated financial statements.

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WSRH INDIAN WELLS MEZZ, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows

(unaudited)

	For the Nine Months Ended
	September 30,
Cash flows from operating activities:	2007	2006
Net loss	$(2,433,979)	$(372,218)
Adjustments to reconcile net loss to net cash provided by
operating activities:
Depreciation and amortization	3,758,579	2,293,478
Change in fair market value of interest rate caps	42,072	10,175
Changes in assets and liabilities:
Accounts receivable, net	1,318,958	1,205,981
Inventories	(55,223)	(14,017)
Prepaid expenses	36,871	(113,196)
Other assets	80,940	1,348
Accrued interest payable	271,580	35,875
Accounts payable and accrued expenses	(563,940)	178,164
Accrued real estate taxes	200,974	59,081
Advance deposits	(31,244)	(103,426)
Net cash provided by operating activities	2,625,588	3,181,245
Cash flows from investing activities:
Capital additions to hotel property	(5,461,655)	(3,008,380)
Restricted cash	1,206,481	1,814,833
Net cash used in investing activities	(4,255,174)	(1,193,547)
Cash flows from financing activities:
Proceeds from notes payable	87,975,000	-
Payment of notes payable	(61,500,000)	-
Payment of deferred financing costs	(854,004)	-
Due to affiliate	(3,761,362)	168,605
Distributions	(17,699,263)	-
Net cash provided by financing activities	4,160,371	168,605
Net increase in cash and cash equivalents and
cash held by hotel manager	2,530,785	2,156,303
Cash and cash equivalents and cash held by hotel manager, beginning of period	2,180,791	211,195
Cash and cash equivalents and cash held by hotel manager, end of period	$4,711,576	$2,367,498
Supplemental disclosure of cash flow information:
Cash paid for interest	$3,887,797	$3,104,541

See accompanying notes to consolidated financial statements.

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WSRH INDIAN WELLS MEZZ, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2007

(1)	Organization

WSRH Indian Wells Mezz, LLC (WSRH Indian Wells Mezz), a Delaware limited liability company, was formed on June 17, 2005 by WSRH Holdings, LLC (WSRH Holdings), Walton Acquisition REOC Holdings IV, LLC (REOC), and Rockpoint Hotel Acquisition Holdings I, LLC (Rockpoint). WSRH Holdings, REOC, and Rockpoint own 99%, 0.802%, and 0.198%, respectively, of WSRH Indian Wells Mezz. The Limited Liability Company Agreement provides that all contributions, distributions of proceeds, and profits and losses be made pro rata in accordance with the Members’ ownership interests. Concurrently, WSRH Indian Wells Mezz formed WSRH Indian Wells, LLC (WSRH Indian Wells), a wholly owned Delaware limited liability company. WSRH Indian Wells Mezz and WSRH Indian Wells shall exist until terminated, as provided in the limited liability company agreements. WSRH Indian Wells was formed to acquire, own, and operate the Renaissance Esmeralda Resort and Spa (the Hotel), a 560-room hotel in Indian Wells, California. An independent hotel operator operates the Hotel under an existing management agreement (note 5). The Hotel was acquired on June 17, 2005.

The accompanying consolidated financial statements include the accounts of WSRH Indian Wells Mezz and WSRH Indian Wells, collectively, the Company. The effects of all significant intercompany balances and transactions between WSRH Indian Wells Mezz and WSRH Indian Wells have been eliminated in consolidation.

(2)	Summary of Significant Accounting Policies

Basis of Presentation

The Company is operated on a calendar year basis. However, the Hotel’s fiscal year comprises 52 or 53 weeks, ending on the Friday closest to December 31. The Hotel’s fiscal periods presented for the nine months ended September 30, 2007 and 2006 are for the forty-week periods ended October 5, 2007 and October 6, 2006, respectively.

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments purchased with an original maturity date of three months or less, including treasury and government money market funds. The Company places its cash and cash equivalents balances with high credit quality and federally insured institutions. Cash and cash equivalents balances with any one institution may be in excess of federally insured limits or may be invested in nonfederally insured mutual funds.

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WSRH INDIAN WELLS MEZZ, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2007

Cash Held by Hotel Manager

Cash held by hotel manager includes cash of the Company held at the Hotel level bank accounts maintained by the hotel manager on behalf of the Company.

Restricted Cash

Restricted cash includes amounts reserved for debt service required pursuant to the terms of the notes payable agreement (note 3). At September 30, 2007, this escrow balance was approximately $2,440,383 and is included in the accompanying consolidated balance sheet.

Inventories

Inventories, consisting primarily of food and beverage, are stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

Investment in Hotel Property

Investment in hotel property is stated at cost and is depreciated using the straight-line method over estimated useful lives of 39 years for building, 15 years for improvements, and 5 years for furniture, fixtures, and equipment.

The Company capitalizes expenditures for major additions and improvements and charges operating expenses for the cost of current maintenance and repair expenditures, which do not materially improve or extend the life of the respective assets.

Impairment of Long-Lived Assets

The Company periodically reviews the carrying value of the Hotel for impairment if circumstances exist indicating the carrying value of the investment in the Hotel may not be recoverable. If events or circumstances support the possibility of impairment, the Company prepares a projection of the undiscounted future cash flows, without interest charges, of the Hotel to determine if the investment is recoverable. If impairment is indicated, an adjustment will be made to the carrying value of the Hotel to reduce the carrying value to its current fair value. The Company does not believe that there are any events or circumstances indicating impairment of its investment in the Hotel at September 30, 2007.

Acquisitions

The acquisition of the Hotel was accounted for utilizing the purchase method and, accordingly, the results of operations are included in the Company’s results of operations from the date of acquisition. The Company has used estimates of future cash flows and other valuation techniques to allocate the purchase price of the acquired Hotel among land, building and improvements, furniture, fixtures, and equipment, and other acquired intangibles.

Revenue Recognition

The Company recognizes hotel operating revenue on an accrual basis consistent with the Hotel’s operations.

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WSRH INDIAN WELLS MEZZ, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2007

Derivatives and Hedging Instruments

The Company may use derivative instruments such as interest rate swaps and caps primarily to manage exposure to variability of cash flows to be paid related to interest rate risks inherent in variable rate debt. All of the Company’s derivatives are recognized as assets or liabilities on the balance sheet and are recorded at fair value. The Company does not enter into derivatives for speculative or trading purposes.

To the extent the Company designates a derivative as a hedging instrument, the effective portion of change in the fair value of the derivative would initially be reported in other comprehensive income (loss) and subsequently recognized in the income statement when the hedged transaction affects income. The ineffective portion of the change in the fair value would be recognized as interest expense. The Company would classify such derivatives as cash flow hedges and formally document all relationships between the hedging instruments and the hedged items, as well as its risk management objectives and strategies for undertaking the hedge transactions and how hedge effectiveness and ineffectiveness will be measured.

To the extent the Company does not designate a derivative as a hedging instrument, the change in the fair value of the derivative is reported in current earnings (other income or expense).

Income Taxes

No provision for income taxes has been made as the liability for such taxes is that of the members of the Company. The Company is subject to certain state and local income taxes which are not material to the financial statements.

Deferred Financing Costs

Loan fees and costs have been deferred and are being amortized over the term of the loan. Deferred financing costs of $656,129 are shown net of accumulated amortization at September 30, 2007.

Use of Estimates

In preparing the consolidated financial statements in conformity with U.S. generally accepted accounting principles, management of the Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Asset Retirement Obligations

Statement of Financial Accounting Standards (SFAS) No. 143, Accounting for Asset Retirement Obligations, requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. During 2005, Financial Accounting Standards Board Interpretation (FASB) No. 47 (FIN 47), Accounting for Conditional Asset Retirement Obligations, was issued, clarifying the required accounting and measurement process for an asset retirement obligation for which settlement is subject to uncertainties that may or may not be within the control of an entity (a conditional asset retirement obligation). In connection with the issuance of FIN 47, the Company evaluated any potential asset retirement obligations including those related to

6	(Continued)

WSRH INDIAN WELLS MEZZ, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2007

disposal of asbestos-containing materials. Based on this review conducted in the year of acquisition, the Company did not identify any significant conditional asset retirement obligations related to the Hotel.

(3)	Notes Payable

On June 17, 2005, the Company obtained a loan in the amount of $53,500,000 to fund the acquisition of the Hotel. The loan was secured by the Hotel and required monthly installments of interest-only payments at a rate of one-month LIBOR plus 1.31% through maturity on July 9, 2008. The loan allowed for two one-year extensions of the maturity date if certain conditions were satisfied.

In addition to the above loan, on June 17, 2005, the Company obtained a mezzanine note totaling $8,000,000 to fund the acquisition of the Hotel. The mezzanine note was payable in monthly installments of interest only at a rate of one-month LIBOR plus 4.88% through maturity on July 9, 2008 and was unsecured. The mezzanine note allowed for two one-year extensions of the maturity date if certain conditions were satisfied.

On April 9, 2007 the loans related to the Company were refinanced with a new lender. The refinanced note payable was for $87,975,000. The note is payable in monthly installments of interest-only payments and bears interest at LIBOR plus 1.55% (5.12% at September 30, 2007) with an initial maturity date of May 1, 2009. In addition, the loan allows for three one-year extensions of the maturity date if certain conditions are satisfied.

In connection with the April 2007 mentioned note, the Company entered into the following interest rate cap agreement that continued to be in place as of September 30, 2007:

					Fair value of
					interest rate
					cap at
	Notional		Expiration	Cap	September 30,
Instrument	amount	Cap rate	date	premium	2007
Interest rate cap	$87,975,000	6.25%	May 1, 2009	$22,060	6,525

The Company elected to not designate the interest rate caps as hedges under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, and, as such, the Company recognizes changes in fair value into earnings. For the nine months ended September 30, 2007 and 2006, the Company recognized a loss of $42,070 and $10,176, respectively, which is included in other operating expenses in the accompanying consolidated statement of operations. The loss during the nine months ended September 30, 2007 and 2006 includes $26,537 and $10,176, respectively, related to interest rate cap agreements that were settled for $103,000 in April 2007.

(4)	Due from Affiliate

The due from affiliate primarily relates to cash proceeds from the April 2007 debt refinancing held by an affiliate offset by payments made by the affiliate on behalf of the Partnership.

(5)

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WSRH INDIAN WELLS MEZZ, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2007

Management Agreement

On June 17, 2005, the Company entered into a Management Agreement with Renaissance Hotel Operating Partnership (Renaissance or Manager). The Management Agreement expires in 2025 with three automatic extensions for periods of 10 years each. The Management Agreement requires a base management fee equal to 3% of gross revenues (as defined) and an incentive management fee equal to 20% of available cash (as defined). Pursuant to the terms of the Management Agreement, Renaissance provides the Hotel with various services and supplies, including marketing, reservations, construction management, and insurance. Renaissance also provides working capital sufficient to fund the day-to-day operations of the Hotel.

Base management fee expense was approximately $1,187,107 and $1,140,237 for the nine months ended September 30, 2007 and 2006, respectively. There were no incentive management fees during the periods presented.

The Manager is responsible for maintaining the Hotel’s furniture, fixtures, and equipment and making purchases as considered necessary. Pursuant to the Management Agreement, the Company is responsible for funding an escrow account (the FF&E Reserve) with 4% of the Hotel’s gross revenue, as defined in the Management Agreement, for capital expenditures and the replacement or refurbishment of furniture, fixtures, and equipment of the Hotel. Upon purchase of furniture, fixtures, and equipment, the Manager requests reimbursement from the FF&E Reserve. At September 30, 2007, the FF&E Reserve balance was approximately $937,093 and is included in restricted cash in the accompanying consolidated balance sheet.

(6)	Employee Benefit Plan

Renaissance sponsors and maintains a 401(k) savings plan in which full-time employees of the Hotel are offered participation upon completion of one year of service. Employee contributions to the plan are matched by Renaissance on a percentage basis up to 6% of employee salaries. Renaissance’s contributions for the nine months ended September 30, 2007 and 2006 were approximately $324,253 and $264,801, respectively, which were reimbursed by the Company, and are recorded in general and administrative expenses in the accompanying consolidated statement of operations.

(7)	Oversight Agreement

On June 17, 2005, the Company entered into an Oversight Agreement with SCS Hotels, Inc. (SCS). The Oversight Agreement expires in one year with a one-year automatic extension period. The Company extended the Oversight Agreement for one year effective June 17, 2006. The Oversight Agreement requires a fee of $25,000 per quarter. Pursuant to the terms of the Oversight Agreement, SCS advises the Company in various areas, including monitoring of Hotel operations, budgets, capital expenditures, and marketing. Oversight fees of approximately $75,000 are included in management fee expense on the accompanying consolidated statement of operations for the nine months ended September 30, 2007 and 2006.

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WSRH INDIAN WELLS MEZZ, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2007

(8)	Commitments and Contingencies

The nature of the operations of the Hotel exposes it to the risk of claims and litigation in the normal course of its business. Although the outcome of such matters cannot be determined, management believes the ultimate resolution of these matters will not have a material adverse effect on the financial position or operations of the Company.

(9)	Subsequent Event

On December 14, 2007, the Company sold the Hotel to FelCor Lodging Trust Incorporated for approximately $112,500,000.

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